Exhibit 10.2

FIRST AMENDMENT

TO

VOTING AGREEMENT

This FIRST AMENDMENT TO VOTING AGREEMENT (“Amendment”) is made and entered into by and between the undersigned director of FCB Bancorp, Inc. (“Director”) and MainSource Financial Group, Inc. (“MainSource”).

WHEREAS, the Director and MainSource are parties to a certain Voting Agreement, dated December 19, 2016 (the “Voting Agreement”); and

WHEREAS, the Director and MainSource desire to amend the Voting Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Upon the execution of this Amendment, the fifth sentence of the Voting Agreement shall be amended to read as follows:

Notwithstanding any contrary provision herein, this Voting Agreement shall be effective from the date hereof and shall terminate and be of no further force and effect upon the earliest of (a) the consummation of the Merger (as defined in the Agreement); (b) the termination of the Agreement in accordance with its terms; (c) the taking of such action whereby a majority of FCB’s Board of Directors, in accordance with the terms and conditions of Section 5.06 of the Agreement, withdraws its favorable recommendation of the Agreement to its shareholders; or (d) the expiration of the 25th anniversary of the execution of this Voting Agreement.

2.     This Amendment shall not amend, modify, or supplement the terms, conditions, or provisions of the Voting Agreement, the terms and provisions of which are incorporated herein, except as expressly provided herein and agreed upon by the parties hereto.

3.     This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana without regard to its conflicts of laws principles.

4.     This Amendment may be executed in more than one counterpart, each of which shall be deemed an original. A signature by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be deemed an original signature for the purpose of this Amendment.

* * * * *

IN WITNESS WHEREOF, the parties have duly executed this Amendment this     day of March, 2017.

DIRECTOR OF FCB BANCORP, INC.

By:
, Director

MAINSOURCE FINANCIAL GROUP, INC.

By:
Archie M. Brown, Jr.
President and Chief Executive Officer